UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2020

DEEP GREEN WASTE & RECYCLING, INC.

(Exact name of registrant as specified in its charter)

Wyoming	333-237257	30-1035174
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

13110 NE 177th Place, Suite 293, Woodinville, WA 98072

(833) 304-7336

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Registered Agent Solutions, Inc.

125 S. King St.

P.O. Box 2922

Jackson, WY 83001

(800) 246-2677

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Please send copies of all communications to:

McMurdo Law Group, LLC

Matthew McMurdo, Esq.

1185 Avenue of the Americas, 3rd Floor

New York, New York 10036

(917) 318-2865

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	DGWR	OTC Markets “PINK”

Item 7.01. Regulation FD Disclosure.

On July 13, 2020, Deep Green Waste & Recycling, Inc. (the “Company”) issued a press release announcing announced that the Securities and Exchange Commission (“SEC”) has declared the Company’s Registration Statement on Form S-1 (File No. 333-237257) effective as of July 13, 2020. The press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Item 7.01 and the press release attached hereto as Exhibit 99.1 are being furnished to the Securities Exchange Commission in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Deep Green Waste & Recycling, Inc. on July 14, 2020

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEEP GREEN WASTE & RECYCLING, INC.

Date: July 14, 2020	By:	/s/ Lloyd Spencer
Lloyd Spencer
Chief Executive Officer